SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 17, 2003
                                                     -----------------


                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





   NEW JERSEY               01-14294                           22-2545165
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(State of other            (Commission                        (IRS Employer
 jurisdiction of            File No.)                       Identification No.)
 incorporation)



   55 UNION BOULEVARD, TOTOWA, NJ                                07512
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  973-942-1111
                                                     ------------



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          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

The Board of Directors of Greater Community Bancorp declared a fourth quarter cash dividend of $0.11 per share payable January 30, 2004 to shareholders of record as of January 15, 2004.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press   Release   issued   December  17,  2003  relating  to  the
               announcement of a $.11 per share cash dividend on the company's outstanding common stock.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              GREATER COMMUNITY BANCORP
                                              (Registrant)




Date: December 17, 2003                       /s/ Naqi A. Naqvi
      -----------------                       ---------------------------
                                              (Signature)
                                              NAQI A. NAQVI
                                              TREASURER AND CFO
                                              PRINCIPAL ACCOUNTING OFFICER





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